SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934 (Amendment No. )

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Filed by a Party other than the Registrant [ ]

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[ ] Preliminary Proxy Statement

[ ] Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[ ] Definitive Proxy Statement

[X] Definitive Additional Materials

[ ] Soliciting Material Pursuant to Section 240.14a-12

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Eaton Vance California Municipal Bond Fund

Eaton Vance California Municipal Income Trust

Eaton Vance Enhanced Equity Income Fund

Eaton Vance Enhanced Equity Income Fund II

Eaton Vance Floating-Rate 2022 Target Term Trust

Eaton Vance 2021 Target Term Trust

Eaton Vance Limited Duration Income Fund

Eaton Vance Municipal Bond Fund

Eaton Vance Municipal Income Trust

Eaton Vance Municipal Income 2028 Term Trust

Eaton Vance National Municipal Opportunities Trust

Eaton Vance New York Municipal Bond Fund

Eaton Vance Risk-Managed Diversified Equity Income Fund

Eaton Vance Short Duration Diversified Income Fund

Eaton Vance Tax-Managed Buy-Write Income Fund

Eaton Vance Tax-Managed Buy-Write Opportunities Fund

Eaton Vance Tax-Managed Buy-Write Strategy Fund

Eaton Vance Tax-Managed Diversified Equity Income Fund

Eaton Vance Tax-Advantaged Dividend Income Fund

Eaton Vance Tax-Managed Global Buy-Write Opportunities Fund

Eaton Vance Tax-Managed Global Diversified Equity Income Fund

Eaton Vance Tax-Advantaged Global Dividend Income Fund

Eaton Vance Tax-Advantaged Global Dividend Opportunities Fund

(Name of Registrant as Specified in Its Charter)

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(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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NOTICE OF ADJOURNMENT

EATON VANCE CLOSED-END FUNDS

January 8, 2021

Dear Shareholder:

At the joint special meeting of shareholders held on January 7, 2021, it was voted to adjourn the meeting to January 22, 2021 in order to allow for further solicitation of proxies.

Your VOTE IS IMPORTANT.  Each Fund’s Board of Trustees recommends that shareholders vote “FOR” the proposal(s).  OUR RECORDS INDICATE THAT YOU HAVE NOT YET VOTED ON THe PROPOSAL(S).   please take a moment now to vote!

The details of the meeting are described in the proxy statement, which was previously distributed to shareholders and can be found at https://funds.eatonvance.com/closed-end-fund-and-term-trust-documents.php. For assistance in voting your shares or to request a copy of your Fund’s proxy statement, please call (800) 622-1569.

Voting is easy. Please take a moment to cast your vote using one of the options listed below:

Thank you in advance for your participation.

NOTICE OF ADJOURNMENT

EATON VANCE CLOSED-END FUNDS

January 8, 2021

Dear Shareholder:

At the joint special meeting of shareholders held on January 7, 2021, it was voted to adjourn the meeting to January 22, 2021 in order to allow for further solicitation of proxies.

Your VOTE IS IMPORTANT.  Each Fund’s Board of Trustees recommends that shareholders vote “FOR” the proposal(s).  OUR RECORDS INDICATE THAT YOU HAVE NOT YET VOTED ON THe PROPOSAL(S).   please take a moment now to vote!

The details of the meeting are described in the proxy statement, which was previously distributed to shareholders and can be found at https://funds.eatonvance.com/closed-end-fund-and-term-trust-documents.php. For assistance in voting your shares or to request a copy of your Fund’s proxy statement, please call (800) 622-1569.

Voting is easy. Please take a moment to cast your vote using one of the options listed below:

Thank you in advance for your participation.

NOTICE OF ADJOURNMENT

EATON VANCE CLOSED-END FUNDS

January 8, 2021

Dear Shareholder:

At the joint special meeting of shareholders held on January 7, 2021, it was voted to adjourn the meeting to January 22, 2021 in order to allow for further solicitation of proxies.

Your VOTE IS IMPORTANT.  Each Fund’s Board of Trustees recommends that shareholders vote “FOR” the proposal(s).  OUR RECORDS INDICATE THAT YOU HAVE NOT YET VOTED ON THe PROPOSAL(S).   please take a moment now to vote!

The details of the meeting are described in the proxy statement, which was previously distributed to shareholders and can be found at https://funds.eatonvance.com/closed-end-fund-and-term-trust-documents.php. For assistance in voting your shares or to request a copy of your Fund’s proxy statement, please call (888) 541-9895 Ext. 12.

Voting is easy. Please take a moment to cast your vote using one of the options listed below:

Thank you in advance for your participation.

Investor Contact: (800) 262-1122

FOR IMMEDIATE RELEASE

Results of Joint Special Shareholder Meeting

of Certain Eaton Vance Closed-End Funds

BOSTON, MA, January 8, 2021 — In connection with the proposed acquisition of Eaton Vance Corp. (NYSE: EV) by Morgan Stanley (NYSE: MS) announced on October 8, 2020, shareholders of certain Eaton Vance closed-end funds (each, a “Fund” and, collectively, the “Funds”) were asked to approve new investment advisory agreements and, where applicable, new investment sub-advisory agreements for the Funds at a joint special meeting of shareholders held on January 7, 2021 (the “Meeting”).

At the Meeting, shareholders of the below-listed Funds approved new investment advisory agreements and, where applicable, new investment sub-advisory agreements:

Eaton Vance California Municipal Bond Fund (NYSE American: EVM)

Eaton Vance California Municipal Income Trust (NYSE American: CEV)

Eaton Vance Limited Duration Income Fund (NYSE American: EVV)

Eaton Vance Municipal Bond Fund (NYSE American: EIM)

Eaton Vance Municipal Income Trust (NYSE: EVN) Eaton Vance New York Municipal Bond Fund (NYSE American: ENX)
Eaton Vance Tax-Advantaged Global Dividend Opportunities Fund (NYSE: ETO)

Shareholders of Eaton Vance Short Duration Diversified Income Fund (NYSE: EVG) voted at the Meeting not to approve the new investment advisory agreement for EVG. The Board of Trustees of EVG will consider what additional actions to take with respect to EVG.

The Meeting of the below-listed Funds (the “Adjourned Funds”) was adjourned to January 22, 2021 at 11:30 a.m. Eastern Time to allow more time for shareholders to vote:

Eaton Vance Enhanced Equity Income Fund (NYSE: EOI) Eaton Vance Enhanced Equity Income Fund II (NYSE: EOS)

Eaton Vance 2021 Target Term Trust (NYSE: EHT)

Eaton Vance Municipal Income 2028 Term Trust (NYSE: ETX)

Eaton Vance National Municipal Opportunities Trust (NYSE: EOT)

Eaton Vance Risk-Managed Diversified Equity Income Fund (NYSE: ETJ)

Eaton Vance Tax-Advantaged Dividend Income Fund (NYSE: EVT)
Eaton Vance Tax-Advantaged Global Dividend Income Fund (NYSE: ETG)
Eaton Vance Tax-Managed Buy-Write Income Fund (NYSE: ETB) Eaton Vance Tax-Managed Buy-Write Opportunities Fund (NYSE: ETV)
Eaton Vance Tax-Managed Buy-Write Strategy Fund (NYSE: EXD) Eaton Vance Tax-Managed Diversified Equity Income Fund (NYSE: EXG) Eaton Vance Tax-Managed Global Buy-Write Opportunities Fund (NYSE: ETW)

For the Adjourned Funds, the record date for the Meeting remains unchanged, and is fixed as of the close of business on October 29, 2020. Shareholders of the Adjourned Funds who have already voted do not need to take further action.

If, as of October 29, 2020, you were a holder of record of an Adjourned Fund’s shares (i.e., you held Fund shares in your own name directly with the Fund) and you wish to participate in and vote at the adjourned Meeting, you must email your full name and address to AST Fund Solutions, LLC (“AST”) at attendameeting@astfinancial.com. You will then be provided with credentials to participate in the Meeting. You will be able to vote during the Meeting by entering the control number found on the proxy card you previously received. Requests to participate in and vote at the Meeting must be received by AST by no later than 3:00 p.m. Eastern Time on January 21, 2021.

If, as of October 29, 2020, you held an Adjourned Fund’s shares through an intermediary (such as a broker-dealer) and you wish to participate in and vote at the adjourned Meeting, you will need to obtain a legal proxy from your intermediary reflecting the Fund’s name, the number of Fund shares held and your name and email address. You may forward an email from your intermediary containing the legal proxy or attach an image of the legal proxy to an email and send it to AST at attendameeting@astfinancial.com with “Legal Proxy” in the subject line. You will then be provided with credentials to participate in the Meeting, as well as a unique control number to vote your shares at the Meeting. If you would like to participate in, but NOT vote at, the Meeting, please send an email to AST at attendameeting@astfinancial.com with proof of ownership of Fund shares. A statement, letter or the Vote Instruction Form from your intermediary will be sufficient proof of ownership. You will then be provided with credentials to participate in the Meeting. All requests to participate in the Meeting must be received by AST by no later than 3:00 p.m. Eastern Time on January 21, 2021.

The Adjourned Funds and their Boards of Trustees are closely monitoring the evolving COVID-19 situation and, if circumstances warrant, the Funds will issue one or more additional press releases updating shareholders regarding the Meeting. Whether or not you plan to participate in the Meeting, the Funds urge you to submit your vote in advance of the Meeting by one of the methods described in the Funds’ proxy materials. The Funds’ proxy statement is available online at https://funds.eatonvance.com/closed-end-fund-and-term-trust-documents.php. Please contact AST at attendameeting@astfinancial.com with any questions regarding access to the Meeting, and an AST representative will contact you to answer your questions.

The vote tabulations, as certified by the Funds’ proxy tabulator, AST Fund Solutions LLC, will be published in each Fund’s next report to shareholders.

The Funds’ investment adviser is Eaton Vance Management, a subsidiary of Eaton Vance Corp. (“Eaton Vance”). Eaton Vance provides advanced investment strategies and wealth management solutions to forward-thinking investors around the world. Through principal investment affiliates Eaton Vance Management, Parametric, Atlanta Capital, Calvert and Hexavest, the Company offers a diversity of investment approaches, encompassing bottom-up and top-down fundamental active management, responsible investing, systematic investing and customized implementation of client-specified portfolio exposures. As of October 31, 2020, Eaton Vance had consolidated assets under management of $515.7 billion. For more information, visit eatonvance.com.

Shares of closed-end funds often trade at a discount from their net asset value. The market price of Fund shares may vary from net asset value based on factors affecting the supply and demand for shares, such as Fund distribution rates relative to similar investments, investors’ expectations for future distribution changes, the clarity of a Fund’s investment strategy and future return expectations, and investors’ confidence in the underlying markets in which the Fund invests. Fund shares are subject to investment risk, including possible loss of principal invested. Each Fund is not a complete investment program and you may lose money investing therein. An investment in a Fund may not be appropriate for all investors. Before investing, prospective investors should consider carefully a Fund’s investment objective, strategies, risks, charges and expenses.

This press release is for informational purposes only and is not intended to, and does not, constitute an offer to purchase or sell shares of a Fund. Additional information about the Funds, including performance and portfolio characteristic information, is available at www.eatonvance.com.

Statements in this press release that are not historical facts are forward-looking statements, as defined by the U.S. securities laws. You should exercise caution in interpreting and relying on forward-looking statements because they are subject to uncertainties and other factors that may be beyond a Fund’s control and could cause actual results to differ materially from those set forth in the forward-looking statements.

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